SUMMARY PROSPECTUS

IronBridge Small Cap Fund (IBSCX)

Advised by:
IronBridge Capital Management, L.P.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You may find the Fund’s prospectus and other information about the
Fund online at http://www.ironbridgefunds.net/forms.  You may also get this information at no cost by calling 1-877-861-7714 or by sending an e-mail request to clientservice@ironbridge.net.

The Fund’s full prospectus and statement of additional information, each dated November 1, 2014 are incorporated into this Summary Prospectus by reference.  You may obtain a copy of the Fund’s statement of additional information in the same manner as the Fund’s prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

November 1, 2014

IRONBRIDGE SMALL CAP FUND

Investment Objective.

The investment objective of the IronBridge Small Cap Fund (“Small Cap Fund”) is capital appreciation.

Portfolio Fees and Expenses.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as a percentage of amount redeemed, if applicable)	NONE
Exchange Fee	NONE
Maximum Account Fee(1)	$15
(1) A service fee of $15 may be imposed for shares redeemed by wire.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses	0.09%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses(1)	1.12%
(1)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets in the Financial Highlights which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).

Expense Example.

This Example is intended to help you compare the cost of investing in the Small Cap Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Small Cap Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years

Small Cap Fund	$114	$356	$617	$1,363

Portfolio Turnover.

The Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the Small Cap Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies.

The Small Cap Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of companies with small market capitalizations.  For this purpose, IronBridge Capital Management, L.P. (the “Adviser”) defines a small capitalization company as any company with a market capitalization less than or equal to the largest market capitalization (determined at the time of investment) of any company in the Russell 2000® Index, which, as of September 30, 2014, was approximately $7.2 billion.  The Small Cap Fund may invest in American Depositary Receipts and/or Global Depositary Receipts.

The Adviser actively manages the Small Cap Fund by applying an economic return framework.  This is a valuation model that uses cash flow, rather than traditional accounting measures such as corporate performance, earnings and book value, to determine a company’s value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the Small Cap Fund invests primarily in growth and value-style equity securities.

Principal Investment Risks.

Market Risk.  The general level of stock prices as a whole could decline, causing a decline in the value of your investment.

Market Event Risk. During 2008 and 2009, extreme market events caused unprecedented market volatility and resulted in significant drops in equity valuations.  For several years following such events, financial markets continued to experience higher than usual volatility and there is no guaranty that events similar to 2008 and 2009 will not happen again.

Small-to-Medium Capitalization Risk.  The Small Cap Fund invests primarily in small-capitalization stocks. Securities of companies with small-to-medium market capitalizations are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers.

Stock Selection Risk.  Individual stocks may decline in value or not increase in value, even when the stock market in general is rising.

Liquidity Risk. The Adviser may not be able to sell the Small Cap Fund’s securities at a time or at a price that would benefit the Fund.

Equity Securities Risk.  Common equity stocks are subject to greater volatility and chance of decline than other securities, such as fixed-income securities.

Management Risk.  There is no guaranty that the Adviser will choose investments that increase in value.

Growth Investing Risk. Growth companies are generally more susceptible than established companies to market events and sharp declines in value.

Value Investing Risk.  Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.

American Depositary Receipt (ADR) / Global Depositary Receipt (GDR) Risk.  ADRs are receipts issued by US banks evidencing ownership in securities of foreign issuers, and GDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers.  Securities of foreign issuers, and consequently ADRs and GDRs, may decrease in value due to changes in currency exchange rates, the economic climate in the issuer’s home country or for a variety of other reasons.

Loss of Money Risk.  Loss of money is a risk of investing in the Small Cap Fund.

Performance.

The bar chart and table below show how the Small Cap Fund (and, for periods prior to July 23, 2010, the Frontegra IronBridge Small Cap Fund (the “Predecessor Small Cap Fund”), the predecessor of the Small Cap Fund) has performed in the past and provides some indication of the risks of investing in the Small Cap Fund.  The table shows how the performance of the Small Cap Fund (and the Predecessor Small Cap Fund) has varied from year to year as compared with the returns of the Russell 2000® Index, a securities index that measures the performance of the small-cap segment of the U.S. equity universe.  Keep in mind that past performance (before and after taxes) may not indicate how well the Small Cap Fund will perform in the future.  Updated performance information can be found on our Web site at www.ironbridgefunds.net or by calling toll-free to 1-877-861-7714.

Calendar Year Total Returns

Annual Total Returns for Small Cap Fund (or Predecessor Small Cap Fund)
for the years ended December 311

1	For the nine-month period ended September 30, 2014, the Small Cap Fund had a return of (1.04)%.

During the periods shown above, the highest return for either the Small Cap Fund or the Predecessor Small Cap Fund for a calendar quarter was 21.90% (quarter ended June 30, 2009) and the lowest return for a calendar quarter for either was (25.45)% (quarter ended December 31, 2008).

Average Annual Total Returns
(for the periods ended December 31, 2013)

Fund/Index	One Year	Five Years	Ten Years	Since Inception (August 30, 2002)
Small Cap Fund
Return Before Taxes	33.26%	17.39%	9.11%	12.11%
Return After Taxes on Distributions	31.94%	16.86%	8.14%	11.15%
Return After Taxes on Distributions and Sale of Fund Shares	19.86%	14.19%	7.33%	10.04%
Russell 2000® Index	38.82%	20.08%	9.07%	11.56%

After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above.  After-tax returns are not relevant if you hold your Small Cap Fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Management.

Investment Adviser.  IronBridge Capital Management, L.P.

Portfolio Managers. Team-managed by Christopher C. Faber (portfolio manager of the Small Cap Fund, and the Predecessor Small Cap Fund, since inception), Jeffrey B. Madden (portfolio manager of the Small Cap Fund, and the Predecessor Small Cap Fund, since March 3, 2004) and Thomas W. Fanter (portfolio manager of the Small Cap Fund since November 1, 2011).

Purchase and Sale of Small Cap Fund Shares.

Investors may purchase or redeem Small Cap Fund shares on any business day by mail (IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701) or by wire transfer.  The minimum initial and subsequent investment amounts for the Small Cap Fund are as follows:

	Minimum Initial Investments	Minimum Subsequent Investments

Small Cap Fund	$100,000	$1,000

Tax Information.

The Small Cap Fund intends to make distributions that may be taxed as ordinary income or capital gains.  If you hold your Small Cap Fund shares through a tax-deferred arrangement, you will not be taxed on dividends and capital gains distributions at the time they are made, but you may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase Small Cap Fund shares through a broker-dealer or other financial intermediary (such as a bank), IronBridge Funds, Inc.’s related companies may pay the intermediary for the sale of Small Cap Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Small Cap Fund over another investment.  Ask your sales person or visit your financial intermediary’s Web site for more information.

IronBridge Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

1-877-861-7714

www.ironbridgefunds.net

The Company’s 1940 Act File Number is 811-22397.